[terra lycos logo]


                           One Team, One Mission

Safe-Harbour Statement

This presentation contains forward-looking statements within the meaning of the "safe harbour" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this presentation address the following subjects: future financial and operating results and efficiency; future industry, revenue and customer growth; future internet penetration rates; and the timing and benefits of the merger.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that Terra's and Lycos' businesses will not be integrated successfully; costs related to the merger; failure of the Lycos stockholders to approve the merger; inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers; difficulties in having the internet accepted as an advertising medium; the growth of free internet access in many markets; adverse economic trends; and the effect of any future acquisitions.

For a detailed discussion of these and other cautionary statements, please refer to Terra's filings with the Securities and Exchange Commission, including the Risk Factors section of Terra's F-4 filing, as amended, initially filed on June 27, 2000 and Lycos' filings with the Securities and Exchange Commission, including the section titled "Factors Affecting the Company's Business, Operating Results and Financial Condition" of the Management's Discussion and Analysis in its Form 10-K for the year ended July 31, 1999 and the Risk Factors section of Lycos' S-3 filing that became effective in March, 2000.


INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION TRANSACTION REFERENCED IN THE FOREGOING INFORMATION BECAUSE IT CONTAINS IMPORTANT INFORMATION. Copies of the joint proxy statement/prospectus and other documents filed by Terra and Lycos with the Commission are available from the SEC's Public Reference Room at 450 Fifth Street, N.W. Washington DC 20549, telephone 202-942-8090. The joint proxy statement/prospectus and these other documents may also be obtained for free from Terra.

Agenda

1    Introduction

2    Vision

3    Strategy

4    Global Leadership

5    Branding, Audience and Content

Coffee Break

6    Wireless Opportunity

7    Financials

8    Summary

Q&A

Four Powerful Companies Join Forces

        [LYCOS LOGO]                    [TERRA LOGO]


        [BERTELSMANN LOGO]              [TELEFONICA LOGO]

A Global Powerhouse is Born

                            [terra lycos logo]

All the Benefits, None of the Liabilities


                Growth                  Fastest in industry

                Content                 Proprietary content

                Culture                 Internet-centric

                Distribution            Global reach

                Operations              Limited overlap


                                                         [terra lycos logo]

Our Vision


                            [GRAPHIC OMITTED]


        Globalisation                                   Convergence


                               Profitability


                                                         [terra lycos logo]

Our Vision

                                 To be the
                most visited online destination in the world

Proven Integration Model
"One Team Committed to Customer Success"


                             [GRAPIC OMITTED]

Seamless
Simultaneous
Speed




                            Organisation Change

             Operational                            Communications
             Efficiency

                                  Values


People Change                                               Culture Change

                              Process Change


                Fast paced change on simultaneous fronts to
                 take advantage of "Window of Opportunity"


                                                         [terra lycos logo]

                       Terra Lycos Integration Values

o    Organise for speed

o    Financial responsibility and accountability

o    Boundary less thinking . . . sharing best practices


                             Profitable Growth

Common Internet Culture

o    Similar employee profile

o    User focus

o    Agile

o    Aggressive competitor

o    Experienced integrators

                      An Experienced Management Team


                            [GRAPHIC OMITTED]



                            Executive Chairman
                               Joaquin Agut


Strategy Counsel                                                  Legal
                                                             Christina Lamana

                                    CEO                           Audit
                                 Bob Davis                  Antonio de Esteban
                                                            People Development
                                                              Carmen Casares

   CFO             COO         Corporate       Corporate          Human
Ted Philip     Abel Linares   Development    Communications      Resources
                              Jeff Bennett   Madeline Mooney    John McMahon

Industry Leading Revenue Growth

o    EBITDA positive Q4 2001
o    Long-term revenue mix:
     o    85% Media
     o    15% Access


                            [GRAPHIC OMITTED]
                                80% Growth

Pro-forma calendar year revenues for Terra and Lycos as if they were combined for all periods presented

Source: Historical results based on Terra Lycos Management Reports. Projected 2000 and 2001 based on Terra Lycos Management
         Projections

Investment Highlights...

     o    # 1 Global Footprint

     o    # 1 Revenue Growth

     o    # 1 Wireless Platform

     o    # 4 World-wide Access Provider

     o    Leading Cash Position

     o    Market's Leading Convergence Vehicle

                 ...All With A Clear Path to Profitability

Note: Management estimates relative to Terra Lycos peer group

Agenda

1    Introduction

2    Vision

3    Strategy

4    Global Leadership

5    Branding, Audience and Content

6    Wireless Opportunity

7    Financials

8    Summary

The Market is Evolving...


Global Footprint                        Local Market Execution

Content                                 Access


Revenue Growth                          Operating Margin

                 Globalisation, Convergence, Profitability


                                                         [terra lycos logo]

 ...And We are Well Positioned...


Global Footprint                        Local Market Execution
o    Deep penetration in 40                o    Strong local
     major markets                              management

Content                                 Access
o    Strong global brands                  o    Nearly 5 million subs
o    Deep content portfolio                o    Wireless platform

Revenue Growth                          Operating Margin
o    Industry leading                      o    Best practices
     growth


                 Globalisation, Convergence, Profitability


                                                         [terra lycos logo]

Globalisation: The Opportunity Before Us


                             [GRAPHIC OMITTED]

                               Europe 19%
                                      69%
                                      99%

North America                                          Asia
    11%                                                 36%
    42%                                                 77%
    41%                                                 79%

Latin America

39%
86%
43%

                                2000-2003 CAGR Internet Users
                                2000-2003 CAGR Ad. Spending
                                2000-2003 CAGR e-Commerce Spending


Source: eMarketer as of June 2000 and Jupiter Communications 2000

Globalisation Strategy: Extend Leadership


                             [GRAPHIC OMITTED]

Canada                              Europe                    Korea
 # 1                                  #4                       #1


US Hispanics            United States             Asia           Japan
     #1                      #4                   #2              #2


Latin America
    # 1


o    Consolidate markets through acquisition

o    Leverage state-of-the-art global delivery platform

o    Exploit local expertise


Source:  Media Metrix and Terra Lycos Management

Convergence: On The Leading Edge


                            [GRAPHIC OMITTED]

Media                                                Communications
o  Bertelsmann                                       o  Telefonica
o  Telefonica Media                                  o  Telefonica Moviles
o  Endemol

                       terra [GRAPHIC OMITTED] lycos

                                 Interactive
                                  Content

                                 o  Terra
                                 o  Lycos

Convergence Strategy:
Maximise Value Chain

                            [GRAPHIC OMITTED]



Providing        Aggregating          Offering            Monetising
Access           Audience             Rich                Traffic
                                      Content


o  Acquiring               o Best-of-              o Focus on     o Sell
   users                     breed                   verticals      advertising
                             services                increases      and
                             attract                 user loyalty   commerce
o  Fostering                 traffic and             and            to a
   customer                  facilitate              duration       segmented
   loyalty                   circulation                            audience


o    Leverage multiple access points for customer acquisition

o    Exploit content to maximise page views and duration

o    Diversify revenue streams

o    Integrate best-of-breed convergence technologies

                                                         [terra lycos logo]

Profitability Strategy

o    Large and efficient sales force

o    Unique global platform

o    Strong management controls

o    Market consolidation

o    Operating efficiencies

o    Significant economies of scale

o    Best practices


                       Measurement and accountability

Corporate Objectives

Globalisation

o    Establish #1 or #2 position in each local market

o    Be the undisputed leader in worldwide page views

Convergence

o    Integrate Bertelsmann and Telefonica Media content

o    Exploit the market's broadest range of access offerings

Profitability

o    80% revenue growth in 2001

o    EBITDA positive by Q4 2001

Agenda

[Graphics Omitted]

1       Introduction

2       Vision

3       Strategy

4       Global Leadership

5       Branding, Audience and Content

6       Wireless Opportunity

7       Financials

8       Summary

BUILDING ON A GREAT FOUNDATION

[Graphics Omitted]

o       Over 7 billion page views per month

o       Nearly 5 million access subscribers

o       60 million registered users

o       91 million unique visitors

o       $3 billion in cash

o       Over 3,000 advertising partners

o       More than 5,000 stores

Source: Terra Lycos Management

Global Leadership

[Graphic Omitted]

Canada          #1              Europe          #4

US Hispanics    #1              Asia            #2

United States   #4              Korea           #1

Latin America   #1              Japan           #2


Source: Media Metrix and Terra Lycos Management

US Market

A Growing and Profitable Market

[Graphic Omitted]

                                 United States

                                                         CAGR %
                                        2000             2000-03

                    o   Internet users  122m               11%

                    o   Ad. spending    $6bn               42%

                    o  E-com spending   $37bn              41%

Source: eMarketer as of March 2000 and Jupiter Communications 2000

United States
Closing the Gap

[Bar Chart -- Graphic Omitted]

                Reach              Growth in Average Pages per Month

    Yahoo        64%                    Terra Lycos     95%

      AOL        63%                            AOL     41%

Microsoft        63%                          Yahoo     12%

Terra Lycos      42%                            MSN     N/A


Source: Media Metrix, as of July 2000 (all domains, home/work)

United States

   Key Accomplishments                        Key 18 Month Objectives

o    Growth in operating margins, EPS         o    Capture #1 reach position
     and cash
                                              o    Leverage European wireless
o    46% increase in user loyalty                  platform into US
     metrics
                                              o    Monetise Bertelsmann content
o    Industry leading traffic growth
                                              o    Integrate Terra content
o    Integration of 5 companies
                                              o    Continue to build US Hispanic
o    Leading position among US Hispanic            market
     community

   Source:  Terra Lycos Management

Latin America
Fastest Growing Market Worldwide

[Graphics Omitted]

                                 Latin America

                                                         CAGR %
                                        2000             2000-03

                    o  Internet users    16m               39%

                    o  Ad. spending     $163m              86%

                    o  E-com spending   $1bn               43%

Source: eMarketer as of June 2000 and Jupiter Communications 2000

Commanding Leadership

[Graphics Omitted]

    US Hispanic

        #1

        Mexico                                  Central America
        #2  #1                                    #1       #1

            Peru                                        Brazil
           #1  #1                                       #2  #2

                Chile                                      Argentina
               #1  #1                                          #3


Access  [Graphic Omitted]

Portal  [Graphic Omitted]

Source: Terra Lycos Management

Latin America

   Key Accomplishments                  Key 18 Month Objectives


o    16 countries in 14 months          o    Maintain and grow leadership
                                             position
o    Page view growth of 298%
                                        o    Launch Lycos products
o    Revenue growth of 180%
                                        o    Expand #1 wireless position
o    Reach of over 80% in Brazil
     and Mexico                         o    Grow broadband services

o    Strong alliances with leading      o    Leverage US advertising and
     media groups                            commercial alliances

                                        o    Improve process efficiency;
                                             transfer best practices

   Source:  Terra Lycos Management, including internal estimates

Europe and Asia
Joint Venture Strategy

o    Think global - act local

o    Joint ownership with local market leaders

o    Strong partner funding of operations

o    Market share and value driver

European Market

A Combination of Size, Growth and Wealth

[Graphics Omitted]

                                    Europe

                                                         CAGR %
                                        2000             2000-03

                    o  Internet users    85m               19%

                    o  Ad. spending     $1bn               69%

                    o  E-com spending   $7bn               99%

Source: eMarketer as of June 2000 and Jupiter Communications 2000

Pan-European Franchise

[Graphics Omitted]

                                    Norway

                UK

                                                                        Sweden

                                    Denmark

                                    Holland

                                                       Germany

                Belgium

        France                                                      Switzerland

    Spain

                                                       Italy

Source: Terra Lycos Management

Europe
Strong Market Position

[Bar Chart -- Graphic Omitted]

                Reach              Growth in Unique Visitors %(a)

Yahoo            42%               Terra Lycos          199%

MSN              36%               MSN                  152%

AOL              28%               Yahoo                 99%

Terra Lycos      25%               AOL                   63%

T-Online         23%               T-Online              60%


(a) Annualised growth between October 1999 and July 2000

Source: Media Metrix, as of July, 2000 for Europe. European figures only consider UK, Germany and France includes only "at home" users

Europe

   Key Accomplishments                  Key 18 Month Objectives


o    Raised $650m in IPO for Lycos      o    Grow position in France,
     Europe                                  Germany, Italy, UK and
                                             Scandinavia
o    Lycos.de overtook Yahoo in
     Germany                            o    Pan-European launch of Hotbot
                                             and Fireball
o    Launched Comundo in Germany,
     France, Netherlands, Italy and     o    Expand wireless platform
     UK
                                        o    Leverage US best practices
o    90% reach in Spain

o    Grew annual revenues by 271%


Source:  Terra Lycos Management, including internal estimates

Asian Market
Key Growth Market of the Future

[Graphics Omitted]

                                     Asia

                                                         CAGR %
                                        2000             2000-03

                    o  Internet users     38m              36%

                    o  Ad. spending     $470m              77%

                    o  E-com spending   $15bn              79%

Source: eMarketer as of June 2000

Extended Reach in Asia

[Graphics Omitted]


                                                             Korea
                                                             Apr 99

                                     China
                                       Apr 00                            Japan
                                                                         Jun 98


                                          Hong Kong        Taiwan
                                          Apr 00            Apr 00

India                                                               Philippines
Jun 00                                                                  Jul 00



Source: Terra Lycos Management        Malaysia           Singapore
                                      Jan 99              Dec 99

Asia

   Key Accomplishments                  Key 18 Month Objectives

Japan:                                  o    Grow market share in Japan and
                                             China
o    #2 portal
                                        o    Maintain and grow leadership
o    Raised $32m in strategic                in Korea
     financing with Kadokawa
                                        o    Invest aggressively in content
o    Launched Lycos internet                 and distribution partnerships
     magazine
                                        o    Enhance China business scope

Korea:

o    #1 portal

o    8 million unique users

o    #1 in community with 2m Tripod
     members

Rest of Asia:

o    Launched sites in China,
     India, Hong Kong, Taiwan,
     Singapore, Malaysia, and the
     Philippines

o    Launched wireless portal

Source: Terra Lycos Management

Agenda

[Graphics Omitted]

 1       Introduction

 2       Vision

 3       Strategy

 4       Global Leadership

 5       Branding, Audience and Content

 6       Wireless Opportunity

 7       Financials

 8       Summary

                              Terra Lycos Network
                                A Global Family
                                   of Brands

Multibrand Strategies Dominate Media.....

Bertelsmann/          AOL-
Gruner+Jahr        Time-Warner          Disney                Viacom

                              [Graphics Omitted]


Der Club            HBO                 Toon Disney           MTV
Get Music.com       The WB              Disney                Infinity
BB                  TBS Superstation    A&E AandE.Com         TV Land
GEO Explorer        CNN                 ESPN                  Sundance channel
bol.de              Warner Bros.        Lifetime              Nickelodeon
Capital             Cinemax             ABC                   Showtime
                    TNT                 Touchstone Pictures   CBS
Gabler              TCM                 Go Network            UPN
                    CNNfn               Miramax               VH-1
P.M.                Castle Rock                               Paramount
www.ANDSOLD.DE      Time                                      Comedy Central
                    Cartoon Network                           The Movie Channel
BMG Entertainment   People Online                             Nick at Nite
Springer            Sports Illustrated
Goldmann            Fortune
RCA                 In Style
MAGAZIN
Borse ONLINE
RTL
BIZZ Capital

 ...And Will Dominate on the Internet



                              [Graphics Omitted]
                                 Terra Lycos

terra                      Lycos            Terra Libre Acceso a Internet gratis
Gamesville                 Quote.com        LycoShop
Comundo                    Sonique          HotBot
tripod                     Terra Premium    Sympatico Lycos
Charla.com                 Lycos Zone       Angelfire
                           Wired News       Lima On
                           invertia.com

As Audience Fragmentation Accelerates...

                  1996                                2003

                       [Pie Charts -- Graphics Omitted]

          Kids

          (2-12)
          3.8%

Teens                                                      Kids
(13-18)                                                    (2-12)
7.6%                                                       15.5%

Older                                  Teens               Adults
Adults                                 (13-18)             (19-50)
(50+)                                  11.4%               47.1%
10.6%
                                       Older Adults
                                       (50+)
College        Adults                  11.7%
Students       (19-50)
13.4%          64.6%

 ...A Network Gains Momentum
Growth in Traffic

[Graphics Omitted]

       Gamesville                                Quote.com

        171%                                       204%
-----------------------------            -----------------------------
Dec 1999            July 2000            Dec 1999            July 2000


                                   Invertia

                                     358%
                        -----------------------------
                        Dec 1999            July 2000

Source: Terra Lycos Management

Multibrand - Appealing to a Fragmenting Web Audience

                              [Graphics Omitted]

0          10        20          30            40          50         60+

Lycos Zone                            terra        Lycos
             Angelfire
                                             Gamesville
                   Almas Gemeas   tripod
                                  HotBot
                                          invertia.com
                                             Quote.com

[Graphics Omitted]

Key Advantages Across All Segments

Advertisers                                Company

Highly targeted audiences      A           Economies of scale
                            Global         cultural unity and brand equity
                            Network

                                   Consumer
                           Personalised world-class
                               brand experience

A Web Network Offers Significant Efficiencies

o    A global passport for registration

o    Common selling organisation

o    Precise advertising targeting

o    Audience circulation and cross-promotion

Powerful Model for Growth and Consolidation

o  No user disruption

o  Seamless positioning adjustment

o  Multiple brands always lead to larger audiences

Exploiting Convergence Trends

[Graphics Omitted]

    Providing
    Access

o  Acquiring users

o  Fostering customer loyalty



                                                         [Terra Lycos Logo]

The Access Model

[Graphics Omitted]

                                                        Free Access

                                                 Value-added         Media
                   User Acquisition              Services           Revenue

                                                 Paid Services
                                                 Paid dial-up
                                                 Cable             Advertising
                                                 Wireless           Commerce
                  Value-added Services           Satellite
                                                 XDSL

4.7 million
Subscribers

                                                         [terra lycos logo]

                       Exploiting Convergence Trends

                            [GRAPHICS OMITTED]

        Providing               Aggregating
        Access                  Audience


        o Acquiring users       o  Best-of-breed services attract
                                   traffic and facilitate circulation
        o Fostering customer loyalty


                                                         [terra lycos logo]

                          Comprehensive Audience
                           Aggregation Products

                                  Search

                             [LOGOS OMITTED]
                   terra                            Lycos
                   HotBot                           FIREBALL

                                 Community

                             [LOGOS OMITTED]

                    tripod                          Angelfire
                    MAILCITY      Charla.com        Almas Gemeas


                                 Commerce

                             [LOGOS OMITTED]

                          Lycoshop               tiendasoft

Search Strategy

[LOGOS OMITTED]
                     ---->      o   Widely recognised properties
HOTBOT
                                o   Drive traffic from search to content
LYCOS                               destinations

Terra

FIREBALL

Community Strategy




[LOGOS OMITTED]                 o   Expand state-of-the-art integrated
                                    community platform
       tripod
                                        o   Textmail, voicemail, videomail
Charla.com    Angelfire
                                o   Community as a vertical driver
                  -------->
     Instanterra                o   Customise community platforms to meet
                                    global needs
MAILCITY

              Almas
              Gemeas

Exploiting Convergence Trends

[GRAPHIC OMITTED]
                                                Offering
Providing               Aggregating             Rich
Access                  Audience                Content


o   Acquiring           o   Best-of-            o   Focus on
    users                   breed                   verticals
                            services                increases
                            attract                 user loyalty
o   Fostering               traffic and             and
    customer                facilitate              duration
    loyalty                 circulation


                                                         [terra lycos logo]

Targeted Vertical Content

                             Vertical Content

                             [LOGOS OMITTED]
                WIRED NEWS                      LYCOS COMPUTERS

                QUOTE.COM                       invertia.com

                Sonique                         LYCOS SPORTS

                LYCOS TRAVEL                    GAMESVILLE

                            LYCOS ENTERTAINMENT

Vertical Content Strategy

[LOGOS OMITTED]

                                        o   Established and emerging verticals

                                        o   Grow sticky content sites
QUOTE.COM
                                        o   Leverage Bertelsmann and
                                            Telefonica media content
GAMESVILLE                  ---->
                                        o   Cross-pollinate Terra and
                                            Lycos content and content
                                            partnerships
invertia.com
                                        o   Drive network traffic into
                                            destinations

                                        o   Locally relevant content

Strategic Content Partnerships

[GRAPHIC OMITTED]

        Access                                  Content

o   60 million +                        o   Leading TV producer
    customers                               in Europe and in the Spanish and
                            Telefonica      Portuguese speaking world
o   17 million mobile       ----------
    subscribers


                             [GRAPHIC OMITTED]

                                Bertelsmann

                            o 3rd largest media
                              company in the world


Source: Terra, Lycos and Telefonica Management Reports

Bertelsmann: Global Media Powerhouse
600 Companies in 54 Countries

[LOGOS OMITTED]                                 [LOGOS OMITTED]
bol.com                                                 BMG

Random          Bertelsmann                     Arista              Online
House           arvato                                              Today

o   25 m book club                              o   200 record labels
    members around       Books         Music
    the world                                   o   Celebrities drive
                                                    massive page views
o   150 best sellers in
    the NYT list in
    98/99

                                Bertelsmann     [LOGOS OMITTED]
                                                    RTL          CLT
                                                                 F
                                                                 A

                                                o   120 m viewers in
                                                    Europe

                                                o   22 TV channels

                                                o   1,000 hours worth of
[LOGOS OMITTED]                                     programming every year
MAGAZIN Springer

                                        TV &
o   The sale of 400      Magazines      Radio   o   22 TV channels
    magazines



Source: Terra Lycos and Bertelsmann Management

Net 4 Music                    Digital Sheet Music
  Where Musicians Connect      Pop            Download-Print-Play


Lycos Music                  Search: Artists    Songs
                          for                             Search!   Search Help

Downloads          News           Concerts     Charts   Radio   Videos

Location:  Lycos>Music>Featured Artrist - Toni Braxton

Featured Artist - Toni Braxton

Toni Braxton Free Download

Five-time Grammy winner, Toni Braxton, has returned with her newest album, a musical tour-de-force entitled The Heat.

This album showcases Toni's creative growth as a songwriter and producer as she continues to explore themes of love, pasion and romance. "Spanish Guitar," the newest single from the album, is a gorgeous and sultry track accompanied by sensual Latin guitar. Once again,Toni proves herself worthy of her pop diva status.

"Spanish Guitar" is available as a free download on Lycos Music--but only for a limited time.

Download Now (U.S. residents only)

File Info: Windows Media file, 4.45 MB, free, unlimited play for 14 days System Requirements: PC, Netscape 4 or IE4 and above, Windows Media Player
Dowload: Windows Media Player

Visit click2music.com to enter to win a Toni Braxton "Beat the Heat" prize pack including an autographed CD, Vinyl, and other items to beat the summer Heat.

Get the Music

Watch (Real Player required)
The video of Toni's single "He Wasn't Man Enough"

Buy
The album The Heat from Barnes&Noble.com

Get more information on Toni Braxton from Lycos Music.

Telefonica Content Alliance

[LOGOS OMITTED]                                       [LOGOS OMITTED]

Antena 3   TE  LE  FE                             Sienta         ONDA
                                                 Continental     CERO
                                                    2000         Radio

o   #1 private           TV          Radio      o   #1 in AM/FM in
    Spanish open TV                                  Argentina

o   #1 TV channel in                            o   #3 Spanish radio
    Argentina


[LOGOS OMITTED]             Telefonica              [LOGOS OMITTED]
       Pearson                Media               Hispasat       Via
Lolafilms   Endemol                                             Digital
           Entertainment

Audiovisual Sport


o   Leading TV                                  o   551,000 DTH subscribers
    producer in
    Europe                                      o   Satellite coverage
                                                    over Spain and Latin America
o   Leading              Media          Pay TV
    Spanish            Production        and
    film producer                     Satellite



Source: Terra Lycos and Telefonica Management

Rich Local Content Partnerships


[GRAPHIC OMITTED]

                REUTERS
                EFE
Disney's        AP Associated Press KADOKAWA
Club            The Miami Herald    www.xinhuanet.com    Entertainment Site
Blast           Internet Edition    News                 ORICON
                GLOBOVISION.COM     Streambox.co.kr      http://www.oricon.co.ip
Quokka          EL NACIONAL         www.yonnapnews.co.kr Bloomberg
sports          RBS                 Hankyung.com         .co.ip
Online          NE                  3W                   MapFan Web
MTV                                 3W tour.com
Music Televison O Estado Des. Paulo Asian
REFORMA         LSTOE               Bourses Corp.
elnorte.com     COPESA              Market Intelligence as
                                    easy as ABC
                                    AFP
                                    channelwsasia.com

Exploiting Convergence Trends

[LOGOS OMITTED]

                                        Offering
        Providing       Aggregating       Rich          Monetising
        Access          Audience        Content         Traffic


        o  Acquiring    o  Best-of-     o  Focus on     o  Sell
           users           breed           verticals       advertising
                           services        increases       and
                           attract         user loyalty    commerce
        o  Fostering       traffic and     and             to a
           customer        facilitate      duration        segmented
           loyalty         circulation                     audience


                                                         [terra lycos logo]

Distinct Media Model


o  Geographic diversification                   Mass
                                              Audience
o  Unique global platform
                                            Segmentation
o  Single point of contact
                                              Highly
o  Direct marketing                          Targeted


                      Powerful Media Platform

World-Class Advertising and
Commerce Partners


[LOGOS OMITTED]

A&E AandE.com
Mexicana
Procter & Gamble
Gap
Lloyds TSB
HBO
Dell
HP invent
Fidelity Investments
Coca Cola
GM
Bertelsmann
Eddie Bauer
Compaq
E-Loan
Barnes & Noble
intel
BBVA
Ford
Kodak
British Airways
Sony
IBM
Disney
CVS/pharmacy
Time Warner
Unifon
AT&T
Unibanco
BMW
Xerox
Nobel
"la Caixa"
patagonia
The Wall Street Journal
Forbes MAGAZINE
Marriott.com
Nintendo
TelePizza
investShop.com


                          Half of the Fortune 50

Agenda

1  Introduction

2  Vision

3  Strategy

4  Global Leadership

5  Branding, Audience and Content

6  Wireless Opportunity

7  Financials

8  Summary

Huge Wireless Market Opportunity


        Growth in Wireless                           Wireless Internet
            Handsets                                       Revenue


                       1.1           terra lycos logo
      CAGR = 29%     billion                            CAGR = 106%      $36
                                     is at the centre                   billion
        303                          of an exploding           $2
       million                       market opportunity      billion

        1998         2003                                    1999       2003



Source: IDC, Goldman Sachs, excludes Intranet users, estimated to be 133 million in 2001

Wireless Revolution

                    Mass Market Internet Opportunities



PC Installed Base,
      Wireless
    Subscribers



                                                                CAGR (%)
1000            Europe: 160m           [GRAPHIC OMITTED]        1999-2002
                  customers             WIRELESS                28.0%
900
                United States:
800             103m customers

700                                     [GRAPHIC OMITTED]       15.9%
                                         PC
600

500

400


                1999            2000            2001            2002



Source: eTForecasts as of March 2000 and IDC as of March 2000.
        Forrester December, 1999

Commanding Leadership


T. Guatemala                                            Telefonica Moviles
#3                                                      #1
100                                                     75%
                                                        11,451

T. Del Salvador                 [GRAPHIC OMITTED]       TeleSudeste
#2                                                      #1
195                                                     70%
                                                        2,156


Telefonica Moviles                                      CRT Cellular
#1                                                      #1
37%                                                     66%
810                                                     1,167


Telefonica Moviles                                      Tele Leste
#1                                                      #1
45%                                                     53%
1,225                                                   589


Unifon                          2000 Ranking
#2                              YoY Growth
105%                            Mngd Customers ('000)
1,371


Source: Terra Lycos Management

Leading Wireless Carriers


                        Proportionate
                        Subscribers                     UMTS
                        (in million)


Vodafone                        39              Germany, Netherlands, Spain, UK

NTT DoCoMo                      34              Japan

Telecom Italia                  25              Spain

France Telecom                  23              Germany, Netherlands, Spain, UK

Deutsche Tel                    22              Germany, Netherlands

Telefonica                      17              Germany, Spain

AT&T Wireless                   12              -

BT                              12              Germany, Netherlands, Spain, UK


Source: Brokers research, proportionate equity subscribers, company reports

Our Unique Wireless Platform


Mobile Operator         Portals         Wireless Portals

o  User Knowledge       o  Content      o  Development of
                           expertise       killer applications

o  Billing              o  Services     o  Niche
   relationship            offerings       applications

o  Technology           o  E-commerce   o  Management focus
                           relationships
o  Infrastructure

      Telefonica      +    [terra lycos logo] =              The world's Leader
                                                             in the Wireless
      Moviles                                                Internet Market


o  17 million users     o  91 million unique    o  1.3 million users
   world-wide              users                   in Finland, Sweden,
                                                   Germany and UK


                                                   iobox

Terra Mobile Portal


                        Publicity
M-Commerce                                      Personal information
                                                management

o  Event tickets        o  Sponsorship          o  Agenda

o  Personalised         o  Listing fees         o  Calendar
   promotions
                        o  CBC
o  Travel

o  Auctions,...

                              [GRAPHIC OMITTED]
                               Mobile Portal


                        Entertainment
Information                                     Communications
Services

o  News                 o  Personalised         o  E-mail
                           melodies                               A new
                                                           --->   universe of
o  The weather          o  Icons,...            o  Instant        services
                                                   messaging      oriented to
                                                                  the consumer
o  The Traffic,...                              o  Chat           market

Information Services


                Users can access a wide range of contents,
           classified by channels or sections in order to offer
            the easiest interface to find the more interesting
                         and suitable information

Entertainment

                  A great set of games and entertainment
                         ideas specially designed
                           for the mobile device

M-Commerce

               The mobile device allows secure payments and
                transactions in order to purchase products,
                           contents or services

TV Promotional Campaign

[GRAPHIC OMITTED]

Terra Lycos Mobile Value
Proposition


        Infotainment
                                                        M-Advertising
Entertainment   News    Guides

                                            ----->
        Personalised Services                           Information
                                                        Services


Search          Chat    Communications                  M-Commerce

        Infotainment

Agenda

1    Introduction

2    Vision

3    Strategy

4    Global Leadership

5    Branding, Audience and Content

6    Wireless Opportunity

7    Financials

8    Summary

Combination of Two Powerful
Business Models


[GRAPHIC OMITTED]

                LYCOS                           terra

                Web                     Access          Web


        Lycos Network           +            Terra Network


    Advertising     Commerce                    Advertising

Lycos Historical Results
Track Record of Fast Growth and Profitability

[GRAPHIC OMITTED]

        Quarterly Revenues ($M)         Quarterly Net Income ($M)


                                $88
       91%
                        $79                    333%                     $13

                $69                                             $8

        $56                                             $3             13%
                                                                    Operating
$46                                                                   Margin

Jul     Oct     Jan     Apr     Jul
1999    1999    2000    2000    2000

                                        $(3)    $(2)
                                        Jul     Oct     Jan     Apr     Jul
                                        1999    1999    2000    2000    2000


Source: Terra Lycos Management Reports

Terra Historical Results
Accelerated Growth Profile

[GRAPHIC OMITTED]

                          Quarterly Revenues ($M)


                                                                $47
                        262%
                                                $37

                                $28

                $21

$13

Jun 1999        Sep 1999        Dec 1999        Mar 2000        Jun 2000

Source: Terra Lycos Management Reports

Next Generation Business Model



                        Fixed Lines             Wireless

                Broadband                                       Web
                              [GRAPHIC OMITTED]

        Telefonica         --->  terra lycos   <---     Bertelsmann
          Content                                          Content
                                   [logo]

                Media Revenue                   Access Revenue

                o  Advertising                  o  Subscription fees

                o  Commerce                     o  Value added services

                o  Direct marketing

Key Business Model Drivers



        Media                                   Access
        -----                                   ------

o    Page views                           o    Subscribers

o    Targeted inventory                   o    Pricing

o    Sell-through rate                    o    Retention rate

o    CPMs

o    Transactions

Industry Leading Revenue Growth


o  EBITDA positive Q4 2001

o  Long-term revenue mix:

   o  85% Media

   o  15% Access


[GRAPHIC OMITTED]

                               80% Growth

                                                        $900m

                                        $500m

                        $280m

        $97m

        CY 1998         CY 1999         Projected         Projected
                                          2000               2001

o Pro-forma calendar year revenues for Terra and Lycos as if they were combined for all periods presented

Source: Historical results based on Terra Lycos Management Reports. Projected
        2000 and 2001 based on Terra Lycos Management Projections

Accelerated Revenue Growth

[GRAPHIC OMITTED]

                o  Bertelsmann revenue commitment
Advertising/
Commerce        o  Large and experienced sales force

                o  Advertising and commerce cross-selling

                o  Unique global platform


Leverage        o  Integration of Bertelsmann and Telefonica content
Content
Portfolio       o  Integrate Terra and Lycos content across network


Wireless        o  Joint Venture with Telefonica Moviles

Potential Revenue Upside
International Joint Venture Revenues

[GRAPHIC OMITTED]


Revenues from international Joint Ventures
Terra Lycos Pro-forma Revenues


                                                                $1,100m


                                        $586m
                                                                $900m
                        $300m           $500m

        $101m           $280m

        $97m

        CY 1998         CY 1999         Projected               Projected
                                           2000                    2001


o Pro-forma calendar year revenues for Terra and Lycos as if they were combined for all periods presented

Source: Historical results based on Terra Lycos Management Reports. Projected
        2000 and 2001 based on Terra Lycos Management Projections

Accelerated Path to Profitability

                o  Process efficiency

Operating       o  Leverage scale to improve cost structure
Leverage
                o  Rationalisation of R&D activities

                o  Drive traffic among branded sites

                o  Single G&A function



Avoided         o  Terra avoids investments in Europe,
Investments        Asia and North America

                o  Lycos avoids investments in Latin America

Successful Acquisition Track
Record

[GRAPHIC OMITTED]


        Terra           Growth Since            Lycos           Growth Since
     Acquisitions        Acquisition          Acquisitions       Acquisition

        Ole!                338%                tripod              312%

        ZAZ                 149%                Angelfire           153%

        infosel             478%                Gamesville          172%
                                           "Wasting Your Time
                                             Since 1996"

        GauchoNet           300%                QUOTE.COM           204%
 argentina en internet

        CTC                 400%                Sonique             107%
     INTERNET

Page view growth since acquisition

Future Acquisition Strategy



o  $3 billion in cash and strong equity currency

o  Lead consolidation across geographies

o  Acquisition targets

   o  Vertical content

   o  Enabling technologies

   o  Audience aggregators

   o  Wireless

o  Fundamental criteria for acquisitions

   o  Time to market

   o  Market share

   o  Management talent

   o  Cultural fit

   o  Financial momentum

Long-Term Operating Model


                                           Media   Access  Total
                                           -----   ------  -----

Revenue                                     100 %   100 %   100 %

Gross margin                                85-90   50-55   80-85

Research & development                      10-12   2-5     8-10

Sales & marketing                           30-35   30-35   30-35

General & administrative                     5-8     3-6     5-8

Operating margin                            35-40 % 10-15 % 30-35 %


Source: Terra Lycos Management Reports

FACT SHEET


o  Accounting                           Spanish and US GAAP

o Fiscal year                           December 31st

o Revenue lines                         Media and Access

o Listing                               Madrid and NASDAQ

o Trading symbol                        Madrid - TRR
                                        Nasdaq - TRLY

o Shares  outstanding                   560 - 600  million

o  Proforma ownership*                  Lycos           47%
                                        Terra           16%
                                        Telefonica      37%


*  Assumes midpoint of the range

Milestones



        Globalisation

o  Strengthened position in key geographic markets

o  Consolidate markets through acquisitions


        Convergence

o  Worldwide wireless rollout

o  Bertelsmann content integration


        Profitability

o  $900 million in 2001 revenue

o  EBITDA positive in Q4 2001


Note: Profitability and revenue projections based on Terra Lycos Management reports

Agenda



1       Introduction

2       Vision

3       Strategy

4       Global Leadership

5       Branding, Audience and Content

6       Wireless Opportunity

7       Financials

8       Summary

Investment Highlights...



o  # 1 Global Footprint

o  # 1 Revenue Growth

o  # 1 Wireless Platform

o  # 4 World-wide Access Provider

o  Leading Cash Position

o  Market's Leading Convergence Vehicle



                 ...All With A Clear Path to Profitability




Note: Management estimates relative to Terra Lycos peer group